Revenues	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Revenue from Contract with Customer [Abstract]
Revenues
6.	Revenues
The following table presents the Company’s revenues by service category (
in thousands
):

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Online	$32,786	$20,718	$67,351	$38,037
In-person	—	852	—	6,528

Revenue	$32,786	$21,570	$67,351	$44,565

The following table presents our “Accounts receivable, net”, and “Deferred revenue” balances (
in thousands
):

	June 30, 2021	December 31, 2020
Accounts receivable, net	$1,442	$475
Deferred revenue	$17,695	$17,270
“Accounts receivable, net”, is shown net of reserves of $0.4 million and $0.2 million as of June 30, 2021 and December 31, 2020, respectively. The Company expects to recognize substantially all of the deferred revenue balance in the next twelve months.

6. Revenues
In conjunction with the adoption of ASU
2014-09,
Revenue from
Contracts with Customers (Topic 606)
, on January 1, 2019, the Company updated its policy for recognizing revenue. The Company utilized a comprehensive approach to assess the impact of this ASU by reviewing its customer contracts and existing accounting policies and procedures in order to identify potential differences that would result from applying the new requirements of Topic 606. A summary of the updated policy is included below:
Revenue Recognition Policy
Upon adoption of Topic 606, the Company recognizes revenues from its services as performance obligations are satisfied. Performance obligations are satisfied throughout the term of its contracts with Learners, who are our customers, when Learners are provided services. Revenue is recognized in an amount that reflects the consideration the Company expects to be entitled to in exchange for those services.
The Company generates revenue by selling services to Learners for one-on-one
instruction and classes that are fulfilled by Experts, who deliver instruction on the Company’s behalf through its proprietary Live Learning Platform.
The Company’s revenues are from contracts with Learners, which are short-term duration of generally one year or less. Cash for the purchase of services is generally collected in advance (at one time or in installments) and recorded to deferred revenue until the services are used by the Learner. With respect to installment sales, the first installment payment is collected at the time of sale with the subsequent payment typically due thirty days later. Per the terms of the contract, purchased services can be redeemed up to one year from the date of the first payment. Beginning with the adoption of Topic 606 on January 1, 2019, the Company recognizes revenue for unredeemed payments for services over the life of the agreement with the customer based on customer usage. The Company estimates the amount in which and the period of time over which payments for services are not redeemed using historical usage and redemption patterns. These estimates are reassessed each reporting period.

The Company recognizes revenues from its
one-on-one
and class services as performance obligations are satisfied. Given the customer receives benefit from the completion of each session (as Learners are not obligated to meet with the same Expert for a minimum number of sessions), the Company has concluded that each session is a separate performance obligation. Revenue is recognized and deferred revenue is relieved on the date services are delivered to Learners in an amount that reflects the consideration the Company is contractually entitled to receive in exchange for those services.
The Company provides a significant service of integrating instruction services, which are provided by Experts on the Company’s behalf through its platform, using the Company’s curation and matching technologies, and features in order to deliver a combined output to meet the Company’s performance obligation to Learners. The Company is primarily responsible for the services provided, and sets pricing. The Company has determined that collectively, these factors reflect that it is the principal in transactions with Learners.
The Company does not have any incremental costs to obtain or fulfill a contract that would require capitalization. The Company has elected as a practical expedient, not to disclose additional information about unsatisfied performance obligations for contracts with customers that have an expected duration of one year or less.
Impacts of Adoption
The Company adopted Topic 606 using the modified retrospective method applied to those contracts which were not completed as of January 1, 2019. The Company recorded an adjustment to accumulated deficit as of January 1, 2019, to reflect the application of its updated revenue recognition policy, primarily related to the accounting for unredeemed payments for services, which are now recognized over the expected customer usage period rather than at the end of the contract period. The cumulative adjustment resulted in a decrease of $16.8 million recorded in “Accumulated deficit”, and “Deferred revenue”. Results for reporting periods beginning January 1, 2019 are presented under Topic 606, resulting in a decrease recorded in “Deferred revenue” of approximately $3.9 million and a corresponding increase recorded in “Revenue”, as of and for the year ended December 31, 2019, due to revenue from unredeemed payments for services being recognized in accordance with Topic 606. Prior period amounts were not adjusted and continue to be reported in accordance with the previous revenue recognition guidance.
Contract Balances and Accounts Receivable, net
Contract liabilities are recorded within “Deferred revenue” in the Company’s Consolidated Balance Sheets. Deferred revenue consists of advanced payments from customers for performance obligations that have not been satisfied. Deferred revenue is recognized when the services are provided, and all other revenue recognition criteria have been met.
The following table presents our “Accounts receivable, net”, and “Deferred revenue” balances (in thousands):

	December 31,
	2020	2019
Accounts receivable, net	$475	$758
Deferred revenue	$17,270	$14,723

“Accounts receivable, net”, is shown net of reserves of less than $0.3 million and $0.1 million as of December 31, 2020 and 2019, respectively. The Company has recognized and expects to recognize substantially all of the deferred revenue balance outstanding in any given period, over the next year.

The following table presents the Company’s revenues by service category (in thousands):

	Year Ended December 31,
	2020	2019	2018
Online	$97,440	$64,378	$41,860
In-person	6,528	26,074	30,178

Revenue	$103,968	$90,452	$72,038